UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2002

                          Core-Mark International, Inc.
             (Exact name of registrant as specified in its charter)

                  Delaware             333-14217             91-1295550
       (State or other jurisdiction   (Commission File     (IRS Employer
                of incorporation)       Number)        Identification Number)

                      395 Oyster Point Boulevard, Suite 415
                          South San Francisco, CA 94080
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 589-9445




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                                    FORM 8-K

ITEM 5.  OTHER EVENTS

Core-Mark International, Inc., a Delaware corporation ("Core-Mark"), Fleming Companies, Inc., an Oklahoma corporation, and Platform Corporation, a Delaware corporation and wholly owned subsidiary of Fleming Companies, Inc., have entered into an Agreement and Plan of Merger, dated as of April 23, 2002 (the " Merger Agreement").

A more complete description of the Merger Agreement and the associated transactions can be found in the press release filed as Exhibit 99.1 to this report. All investors are encouraged to read, carefully and in its entirety, the press release and the copy of the Merger Agreement attached to this report as
Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)      Exhibits

                                EXHIBIT              DESCRIPTION
                                   2.1            Agreement and Plan of Merger,
                                                  dated as of April 23, 2002,
                                                  among Core-Mark International,
                                                  Inc., Fleming Companies, Inc.
                                                  and Platform Corporation.

                                  99.1            Text of press release, dated
                                                  April 23, 2002.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2002

                          CORE-MARK INTERNATIONAL, INC.

                          By:  /s/  Leo F. Korman

                              Leo F. Korman, Senior Vice President and
                                   Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT               DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of April 23, 2002, among Core-Mark International, Inc., Fleming Companies, Inc. and Platform Corporation.

99.1                  Text of press release, dated April 23, 2002.